EXHIBIT 99.1

Home BancShares, Inc. Announces Record Profits for 2009

CONWAY, Ark., Jan. 21, 2010 (GLOBE NEWSWIRE) -- Home BancShares, Inc. (Nasdaq:HOMB), parent company of Centennial Bank, today announced record net income for the year ended December 31, 2009 of $26.8 million compared to $10.1 million for the year ended 2008. Net income was up 31.1% over the previous record net income set during the year ended 2007. The Company also reported record diluted earnings per common share of $1.12 for 2009 compared to $0.50 for the year ended 2008.

Net income for the quarter ended December 31, 2009 hit a quarterly record of $7.9 million. This record quarterly profit was an 8.3% improvement over the previously reported record during the first quarter of 2008. Diluted earnings per common share were $0.28 for the fourth quarter of 2009.

Because acquisitions are a growth and a capital management strategy, cash earnings (net income excluding amortization of intangibles after-tax) are useful in evaluating the Company. Cash diluted earnings per share for the year ended 2009 were $1.17, compared to $0.55 for the same period in 2008. Cash diluted earnings per share was $0.29 for the fourth quarter of 2009.

"We are proud of the record profit reported for 2009.  We've achieved significant improvements throughout the year that have positioned us where we stand today," said John Allison, Chairman. "We've been consistent in the improvement of our efficiency ratio and net interest income while maintaining strong reserves and resilient capital levels."

Operating Highlights

Net interest income for the fourth quarter of 2009 was a quarterly record for the Company, increasing 11.5% to $24.1 million compared to $21.6 million for the fourth quarter of 2008. Net interest margin, on a fully taxable equivalent basis, was 4.14% in the quarter just ended compared to 3.78% in the fourth quarter of 2008, an increase of 36 basis points. The Company's ability to improve pricing on our deposits and hold the decline of interest rates on loans to a minimum allowed the Company to improve net interest margin.

The Company reported $7.6 million of non-interest income for the fourth quarter of 2009, which is comparable to the non-interest income for the third quarter of 2009. The most significant components of the fourth quarter non-interest income were $3.8 million from service charges on deposits accounts, $1.5 million from other service charges and fees and $555,000 from mortgage lending income.

Non-interest expense for the fourth quarter of 2009 was $16.3 million compared with $20.1 million for the fourth quarter of 2008. This marks a $3.8 million or 18.7% improvement when compared to the fourth quarter of 2008. Our core efficiency ratio was a quarterly record improving 10 points to 49.30% for the fourth quarter of 2009 from the 59.33% reported in the fourth quarter of 2008. This historic improvement is associated with the on-going implementation of the efficiency study and the recently completed charter consolidation.

Financial Condition

Total loans were $1.95 billion at December 31, 2009 compared to $1.96 billion at December 31, 2008. Total deposits were $1.84 billion at December 31, 2009 compared to $1.85 billion at December 31, 2008. Total assets were $2.68 billion at December 31, 2009 compared to $2.58 billion at December 31, 2008.

Non-performing loans were $39.9 million as of December 31, 3009, of which $30.2 million were located in Florida. Non-performing loans as a percent of total loans were 2.05% as of December 31, 2009 compared to 1.53% as of the same period in 2008. Non-performing assets were $56.8 million as of December 31, 2009, of which $40.8 million were located in Florida. Non-performing assets as a percent of total assets were 2.12% as of December 31, 2009 compared to the 1.42% reported for December 31, 2008.

The Company's allowance for loan losses was $43.0 million at December 31, 2009, or 2.20% of total loans, compared to $40.4 million, or 2.06% of total loans, at December 31, 2008. As of December 31, 2009, the Company's allowance for loan losses equaled 108% of its total non-performing loans compared to 135% as of December 31, 2008.

Stockholders' equity was $465.0 million at December 31, 2009 compared to $283.0 million at December 31, 2008, an increase of $181.9 million. Book value per common share was $16.18 at December 31, 2009 compared to $14.25 at December 31, 2008.

 New Branches

During 2009, the Company opened an Arkansas branch location in Heber Springs. Presently, the Company is evaluating additional opportunities but has no firm commitments for any additional de novo branch locations.

Conference Call

Management will conduct a conference call to review this information at 1:00 p.m. CT (2:00 ET) on Thursday, January 21, 2010. Interested parties can listen to this call by calling 1-800-860-2442 and asking for the Home BancShares conference call. A replay of the call will be available by calling 1-877-344-7529, Passcode: 436382, which will be available until January 29, 2010 at 4:00 p.m. CT (5:00 ET). Internet access to the call will be available live or in recorded version on the Company's website at www.homebancshares.com under "Investor Relations" for 12 months.

General

This release contains forward-looking statements regarding the Company's plans, expectations, goals and outlook for the future. Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Home BancShares, Inc.'s financial results are included in its Form 10-K, filed with the Securities and Exchange Commission in March 2009.

Home BancShares, Inc. is a bank holding company, headquartered in Conway, Arkansas. Our wholly-owned subsidiary Centennial Bank provides a broad range of commercial and retail banking and related financial services to businesses, real estate developers and investors, individuals and municipalities. Centennial Bank has locations in central Arkansas, north central Arkansas, southern Arkansas, the Florida Keys and southwestern Florida. The Company's common stock is traded through the NASDAQ Global Select Market under the symbol "HOMB."

Home BancShares, Inc.
Consolidated End of Period Balance Sheets
(Unaudited)

	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
(In thousands)	2009	2009	2009	2009	2008

ASSETS

Cash and due from banks	$39,970	$39,036	$41,531	$41,396	$46,765
Interest-bearing deposits with other banks	133,520	84,921	4,553	9,025	7,403
Cash and cash equivalents	173,490	123,957	46,084	50,421	54,168
Federal funds sold	11,760	660	31,805	15,510	7,865
Investment securities - available for sale	322,115	315,269	309,989	334,916	355,244
Loans receivable	1,950,285	1,971,039	1,972,704	1,966,572	1,956,232
Allowance for loan losses	(42,968)	(41,210)	(41,804)	(40,822)	(40,385)
Loans receivable, net	1,907,317	1,929,829	1,930,900	1,925,750	1,915,847
Bank premises and equipment, net	70,810	70,991	71,914	72,815	73,610
Foreclosed assets held for sale	16,484	19,111	17,606	15,397	6,763
Cash value of life insurance	52,176	51,742	51,249	50,676	50,201
Investments in unconsolidated affiliates	1,424	1,424	1,424	1,424	1,424
Accrued interest receivable	13,137	12,815	12,840	12,850	13,115
Deferred tax asset, net	14,777	13,423	14,669	16,659	16,267
Goodwill	53,039	53,039	53,039	53,138	50,038
Core deposit and other intangibles	4,698	5,160	5,622	6,084	6,547
Mortgage servicing rights	1,090	1,308	1,526	1,744	1,891
Other assets	42,548	33,008	31,259	28,767	27,113
Total assets	$2,684,865	$2,631,736	$2,579,926	$2,586,151	$2,580,093

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities
Deposits:
Demand and non-interest-bearing	$302,228	$295,755	$294,339	$297,146	$249,349
Savings and interest-bearing transaction accounts	714,744	660,533	661,387	664,964	656,758
Time deposits	818,451	823,997	876,339	874,337	941,801
Total deposits	1,835,423	1,780,285	1,832,065	1,836,447	1,847,908
Federal funds purchased	--	--	--	--	--
Securities sold under agreements to repurchase	62,000	63,264	65,232	74,478	113,389
FHLB borrowed funds	264,360	282,550	277,640	277,827	282,975
Accrued interest payable and other liabilities	10,625	11,594	14,105	11,034	5,202
Subordinated debentures	47,484	47,507	47,530	47,552	47,575
Total liabilities	2,219,892	2,185,200	2,236,572	2,247,338	2,297,049

Stockholders' equity
Preferred stock	49,275	49,230	49,185	49,139	--
Common stock	257	249	199	199	199
Capital surplus	363,519	349,429	255,009	254,501	253,581
Retained earnings	51,746	46,074	40,704	37,126	32,639
Accumulated other comprehensive gain (loss)	176	1,554	(1,743)	(2,152)	(3,375)
Total stockholders' equity	464,973	446,536	343,354	338,813	283,044
Total liabilities and stockholders' equity	$2,684,865	$2,631,736	$2,579,926	$2,586,151	$2,580,093

CAPITAL RATIOS
Common equity to assets	15.5%	15.1%	11.4%	11.2%	11.0%
Tangible common equity to tangible assets	13.6%	13.2%	9.3%	9.1%	9.0%

Home BancShares, Inc.
Consolidated Statements of Income (Loss)
(Unaudited)

	Quarter Ended					Year Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
(In thousands)	2009	2009	2009	2009	2008	2009	2008

Interest income
Loans	$29,625	$30,056	$29,389	$29,138	$30,527	$118,208	$127,812
Investment securities
Taxable	1,646	1,768	2,252	2,653	2,870	8,319	12,610
Tax-exempt	1,491	1,463	1,343	1,298	1,267	5,595	4,850
Deposits - other banks	89	7	8	12	6	116	133
Federal funds sold	3	1	4	7	24	15	313

Total interest income	32,854	33,295	32,996	33,108	34,694	132,253	145,718

Interest expense
Interest on deposits	5,704	6,489	7,131	8,118	9,700	27,442	45,593
Federal funds purchased	--	2	2	2	14	6	182
FHLB borrowed funds	2,338	2,379	2,359	2,390	2,382	9,466	9,255
Securities sold under
agreements to repurchase	116	126	124	111	173	477	1,522
Subordinated debentures	594	623	659	676	800	2,552	3,114

Total interest expense	8,752	9,619	10,275	11,297	13,069	39,943	59,666

Net interest income	24,102	23,676	22,721	21,811	21,625	92,310	86,052
Provision for loan losses	3,850	3,550	2,750	1,000	20,064	11,150	27,016
Net interest income after
provision for loan losses	20,252	20,126	19,971	20,811	1,561	81,160	59,036

Non-interest income
Service charges on deposit accounts	3,759	3,785	3,633	3,374	3,650	14,551	13,656
Other service charges and fees	1,527	1,705	1,841	1,784	1,513	6,857	6,564
Mortgage lending income	555	488	815	880	629	2,738	2,771
Mortgage servicing income	164	171	191	200	199	726	853
Insurance commissions	253	173	198	257	155	881	775
Income from title services	134	150	151	140	145	575	643
Increase in cash value of life insurance	435	495	574	477	471	1,981	2,113
Dividends from FHLB, FRB & bankers' bank	120	114	99	107	126	440	828
Equity in earnings of unconsolidated affiliate	--	--	--	--	--	--	102
Gain on sale of equity investment	--	--	--	--	--	--	6,102
Gain on sale of SBA loans	51	--	--	--	--	51	127
Gain (loss) on sale of premises & equip, net	4	(21)	(19)	7	105	(29)	103
Gain (loss) on OREO, net	97	4	(28)	(117)	(2,422)	(44)	(2,880)
Gain (loss) on securities, net	4	--	(3)	--	(3,860)	1	(5,927)
Other income	448	500	507	476	1,021	1,931	2,887

Total non-interest income	7,551	7,564	7,959	7,585	1,732	30,659	28,717

Non-interest expense
Salaries and employee benefits	7,672	7,987	8,432	8,944	8,618	33,035	35,566
Occupancy and equipment	2,549	2,706	2,667	2,677	2,800	10,599	11,053
Data processing expense	834	790	813	777	942	3,214	3,376
Other operating expenses	5,260	5,556	8,355	6,864	7,699	26,035	25,722

Total non-interest expense	16,315	17,039	20,267	19,262	20,059	72,883	75,717

Income (loss) before income taxes	11,488	10,651	7,663	9,134	(16,766)	38,936	12,036
Income tax expense (benefit)	3,607	3,412	2,222	2,889	(7,386)	12,130	1,920
Net income (loss)	7,881	7,239	5,441	6,245	(9,380)	26,806	10,116
Preferred stock dividends & accretion of discount on preferred stock	670	670	670	566	--	2,576	--
Net income (loss) available to common shareholders	$7,211	$6,569	$4,771	$5,679	$(9,380)	$24,230	$10,116

Home BancShares, Inc.
Selected Financial Information
(Unaudited)

	Quarter Ended					Year Ended
(Dollars and shares in thousands,	Dec. 31,	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
except per share data)	2009	2009	2009	2009	2008	2009	2008

PER SHARE DATA

Diluted earnings (loss) per common share	$0.28	$0.32	$0.24	$0.28	$(0.46)	$1.12	$0.50
Diluted cash earnings (loss) per common share	0.29	0.33	0.25	0.30	(0.45)	1.17	0.55
Basic earnings (loss) per common share	0.28	0.32	0.24	0.29	(0.47)	1.13	0.51
Dividends per share - common	0.060	0.060	0.060	0.060	0.065	0.240	0.222
Book value per common share	16.18	15.94	14.78	14.58	14.25	16.18	14.25
Tangible book value per common share	13.93	13.60	11.83	11.60	11.40	13.93	11.40

STOCK INFORMATION

Average common shares outstanding	25,633	20,480	19,888	19,863	19,840	21,479	19,816
Average diluted shares outstanding	25,848	20,703	20,122	20,119	20,340	21,713	20,313
End of period common shares outstanding	25,690	24,931	19,903	19,865	19,860	25,690	19,860

ANNUALIZED PERFORMANCE RATIOS

Return on average assets	1.17%	1.12%	0.84%	0.97%	-1.43%	1.03%	0.39%
Cash return on average assets	1.24%	1.19%	0.91%	1.04%	-1.41%	1.10%	0.44%
Return on average common equity	6.95%	8.46%	6.53%	8.02%	-12.80%	7.45%	3.51%
Cash return on average tangible common equity	8.40%	10.89%	8.66%	10.50%	-15.43%	9.49%	4.88%
Efficiency ratio	48.39%	51.38%	62.67%	62.12%	80.96%	55.98%	62.68%
Core efficiency ratio	49.30%	51.38%	56.11%	59.44%	59.33%	53.96%	59.39%
Net interest margin - FTE	4.14%	4.26%	4.08%	3.93%	3.78%	4.09%	3.82%
Fully taxable equivalent adjustment	1,106	1,023	923	865	848	3,917	3,084

RECONCILIATION OF CASH EARNINGS (LOSS)

GAAP net income (loss) available to common shareholders	$7,211	$6,569	$4,771	$5,679	$(9,380)	$24,230	$10,116
Intangible amortization after-tax	281	282	281	281	281	1,125	1,124
Cash earnings (loss)	$7,492	$6,851	$5,052	$5,960	$(9,099)	$25,355	$11,240

GAAP diluted earnings (loss) per share	$0.28	$0.32	$0.24	$0.28	$(0.46)	$1.12	$0.50
Intangible amortization after-tax	0.01	0.01	0.01	0.02	0.01	0.05	0.05
Diluted cash earnings (loss) per share	$0.29	$0.33	$0.25	$0.30	$(0.45)	$1.17	$0.55

OTHER OPERATING EXPENSES

Advertising	$591	$567	$856	$600	$669	$2,614	$2,644
Merger expenses	(129)	2	896	742	1,775	1,511	1,775
Amortization of intangibles	462	462	462	463	462	1,849	1,849
Amortization of mortgage servicing rights	218	218	218	147	147	801	589
Electronic banking expense	465	686	889	863	665	2,903	2,980
Directors' fees	226	239	237	284	275	986	991
Due from bank service charges	103	104	107	100	89	414	307
FDIC and state assessment	862	913	1,949	965	479	4,689	1,804
Insurance	274	278	271	297	241	1,120	947
Legal and accounting	38	74	368	435	406	915	1,384
Mortgage servicing expense	78	75	78	72	77	303	297
Other professional fees	300	278	250	259	165	1,087	1,626
Operating supplies	215	217	192	213	236	837	959
Postage	153	163	173	176	185	665	742
Telephone	145	164	181	178	199	668	901
Other expense	1,259	1,116	1,228	1,070	1,629	4,673	5,927

Total other operating expenses	$5,260	$5,556	$8,355	$6,864	$7,699	$26,035	$25,722

Home BancShares, Inc.
Selected Financial Information
(Unaudited)

	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
(Dollars in thousands)	2009	2009	2009	2009	2008

LOAN BALANCES

Real estate
Commercial real estate loans
Non-farm/non-residential	$808,983	$812,195	$794,675	$814,353	$816,603
Construction/land development	368,723	353,645	347,028	336,941	320,398
Agricultural	33,699	36,675	38,379	16,943	23,603
Residential real estate loans
Residential 1-4 family	382,504	394,626	407,642	395,688	391,255
Multifamily residential	62,609	63,025	72,673	61,751	56,440
Total real estate	1,656,518	1,660,166	1,660,397	1,625,676	1,608,299
Consumer	39,084	40,288	41,814	43,354	46,615
Commercial and industrial	219,847	220,511	224,043	250,172	255,153
Agricultural	10,280	21,126	21,566	23,706	23,625
Other	24,556	28,948	24,884	23,664	22,540
Total loans receivable before
allowance for loan losses	1,950,285	1,971,039	1,972,704	1,966,572	1,956,232
Allowance for loan losses	42,968	41,210	41,804	40,822	40,385
Total loans receivable, net	$1,907,317	$1,929,829	$1,930,900	$1,925,750	$1,915,847

Loans to deposits	106.26%	110.71%	107.68%	107.09%	105.86%

ALLOWANCE FOR LOAN LOSSES

Balance, beginning of period	$41,210	$41,804	$40,822	$40,385	$36,372
Loans charged off	2,639	4,491	2,324	1,015	16,141
Recoveries of loans previously charged off	547	347	556	452	90
Net loans charged off	2,092	4,144	1,768	563	16,051
Provision for loan losses	3,850	3,550	2,750	1,000	20,064
Balance, end of period	$42,968	$41,210	$41,804	$40,822	$40,385

Net charge-offs to average loans	0.42%	0.83%	0.36%	0.12%	3.23%
Allowance for loan losses to total loans	2.20%	2.09%	2.12%	2.08%	2.06%

NON-PERFORMING ASSETS

Non-performing loans
Non-accrual loans	$37,056	$32,585	$29,977	$24,024	$28,524
Loans past due 90 days or more	2,889	2,089	5,291	284	1,374
Total non-performing loans	39,945	34,674	35,268	24,308	29,898
Other non-performing assets
Foreclosed assets held for sale	16,484	19,111	17,606	15,397	6,763
Other non-performing assets	371	128	2	2	16
Total other non-performing assets	16,855	19,239	17,608	15,399	6,779
Total non-performing assets	$56,800	$53,913	$52,876	$39,707	$36,677

Allowance for loan losses to non-performing loans	107.57%	118.85%	118.53%	167.94%	135.08%
Non-performing loans to total loans	2.05%	1.76%	1.79%	1.24%	1.53%
Non-performing assets to total assets	2.12%	2.05%	2.05%	1.54%	1.42%

Home BancShares, Inc.
Consolidated Net Interest Margin
(Unaudited)

	Three Months Ended
	December 31, 2009			September 30, 2009
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in thousands)	Balance	Expense	Rate	Balance	Expense	Rate

ASSETS
Earning assets
Interest-bearing balances due from banks	$129,925	$89	0.27%	$5,860	$7	0.47%
Federal funds sold	6,772	3	0.18%	2,056	1	0.19%
Investment securities - taxable	178,558	1,646	3.66%	173,940	1,768	4.03%
Investment securities - non-taxable - FTE	138,133	2,408	6.92%	137,653	2,343	6.75%
Loans receivable - FTE	1,960,098	29,814	6.03%	1,979,967	30,199	6.05%
Total interest-earning assets	2,413,486	33,960	5.58%	2,299,476	34,318	5.92%
Non-earning assets	254,177			271,871
Total assets	$2,667,663			$2,571,347

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Interest-bearing liabilities
Savings and interest-bearing transaction accounts	$696,594	$1,064	0.61%	$663,387	$1,138	0.68%
Time deposits	815,868	4,640	2.26%	843,286	5,351	2.52%
Total interest-bearing deposits	1,512,462	5,704	1.50%	1,506,673	6,489	1.71%
Federal funds purchased	--	--	0.00%	2,847	2	0.28%
Securities sold under agreement to repurchase	62,755	116	0.73%	63,989	126	0.78%
FHLB borrowed funds	273,654	2,338	3.39%	288,406	2,379	3.27%
Subordinated debentures	47,497	594	4.96%	47,520	623	5.20%
Total interest-bearing liabilities	1,896,368	8,752	1.83%	1,909,435	9,619	2.00%
Non-interest bearing liabilities
Non-interest bearing deposits	297,494			290,435
Other liabilities	12,688			14,371
Total liabilities	2,206,550			2,214,241
Shareholders' equity	461,113			357,106
Total liabilities and shareholders' equity	$2,667,663			$2,571,347
Net interest spread			3.75%			3.92%
Net interest income and margin - FTE		$25,208	4.14%		$24,699	4.26%

Home BancShares, Inc.
Consolidated Net Interest Margin
(Unaudited)

	Year Ended
	December 31, 2009			December 31, 2008
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in thousands)	Balance	Expense	Rate	Balance	Expense	Rate

ASSETS
Earning assets
Interest-bearing balances due from banks	$48,701	$116	0.24%	$5,691	$133	2.34%
Federal funds sold	8,510	15	0.18%	14,745	313	2.12%
Investment securities - taxable	196,363	8,319	4.24%	279,152	12,610	4.52%
Investment securities - non-taxable - FTE	130,033	8,961	6.89%	112,724	7,649	6.79%
Loans receivable - FTE	1,971,712	118,759	6.02%	1,922,861	128,097	6.66%
Total interest-earning assets	2,355,319	136,170	5.78%	2,335,173	148,802	6.37%
Non-earning assets	251,656			249,767
Total assets	$2,606,975			$2,584,940

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Interest-bearing liabilities
Savings and interest-bearing transaction accounts	$675,377	$4,663	0.69%	$684,234	$10,736	1.57%
Time deposits	861,071	22,779	2.65%	937,270	34,857	3.72%
Total interest-bearing deposits	1,536,448	27,442	1.79%	1,621,504	45,593	2.81%
Federal funds purchased	2,924	6	0.21%	7,850	182	2.32%
Securities sold under agreement to repurchase	70,798	477	0.67%	111,398	1,522	1.37%
FHLB borrowed funds	280,162	9,466	3.38%	259,162	9,255	3.57%
Subordinated debentures	47,531	2,552	5.37%	47,622	3,114	6.54%
Total interest-bearing liabilities	1,937,863	39,943	2.06%	2,047,536	59,666	2.91%
Non-interest bearing liabilities
Non-interest bearing deposits	284,647			236,009
Other liabilities	12,036			13,568
Total liabilities	2,234,546			2,297,113
Shareholders' equity	372,429			287,827
Total liabilities and shareholders' equity	$2,606,975			$2,584,940
Net interest spread			3.72%			3.46%
Net interest income and margin - FTE		$96,227	4.09%		$89,136	3.82%

CONTACT: Home BancShares, Inc.
         Brian S. Davis, Director of Financial Reporting
         (501) 328-4770